                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]
Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                  VERSATA, INC.

--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)  Title of each class of securities to which transaction applies:

                                                  N/A
             -------------------------------------------------------------------

        (2)  Aggregate number of securities to which transaction applies:

                                                  N/A
             -------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the

                                                  N/A
             -------------------------------------------------------------------

        (4)  Proposed maximum aggregate value of transaction:

                                                  N/A
             -------------------------------------------------------------------

        (5)  Total fee paid:

                                                  N/A
             -------------------------------------------------------------------

        [ ]  Fee paid previously with preliminary materials:

             -------------------------------------------------------------------

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)  Amount previously paid:

                                                  N/A
             -------------------------------------------------------------------

        (2)  Form, schedule or registration statement no.:

                                                  N/A
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        (3)  Filing party:

                                                  N/A
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        (4)  Date filed:

                                                  N/A
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

                                 VERSATA, INC.
                                2101 WEBSTER ST.
                               OAKLAND, CA 94612
                                 (510) 238-4100
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 6, 2000

TO THE STOCKHOLDERS OF VERSATA, INC.:

     The annual meeting of stockholders of VERSATA, INC., a Delaware corporation (the "Company"), will be held on Wednesday, September 6, 2000 at 2:00 p.m., local time, at the Oakland Marriott, located at 1001 Broadway, Oakland, CA 94607 for the following purposes:

     1. To elect two directors to Class I to serve for a three-year term ending in the year 2003 or until their successors are duly elected and qualified;

     2. To transact such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

     The foregoing matters are described in more detail in the enclosed proxy statement. The board of directors has fixed the close of business on August 14, 2000, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting and any postponement or adjournment thereof. Only those stockholders of record of the Company as of the close of business on that date will be entitled to vote at the annual meeting or any postponement or adjournment thereof. A list of stockholders entitled to vote at the annual meeting will be available for inspection at the executive offices of the Company.

     All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all of your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

     YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                          By Order of the Board of Directors,

                                          KEVIN FERRELL
                                          Kevin Ferrell
                                          Chief Financial Officer and Secretary

Oakland, California
August 14, 2000

                                 VERSATA, INC.
                                2101 WEBSTER ST.
                               OAKLAND, CA 94612
                                 (510) 238-4100
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     Your vote at the annual meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope. This proxy statement has information about the annual meeting and was prepared by our management for the board of directors. This proxy statement and the accompanying proxy card are first being mailed to you on or about August 16, 2000.

                        GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE?

     You can vote your shares of common stock if our records show that you owned the shares on August 14, 2000. A total of 40,564,493 shares of common stock can vote at the annual meeting. You get one vote for each share of common stock. The enclosed proxy card shows the number of shares you can vote.

HOW DO I VOTE BY PROXY?

     Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. If the proxy card is properly signed and returned, the proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxyholders will vote for you on that proposal. Unless you instruct otherwise, the proxyholders will vote FOR each of the two director nominees and FOR each of the other proposals to be considered at the meeting.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

     The matters described in this proxy statement are the only matters we know will be voted on at the annual meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as they see fit.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. At any time before the vote on a proposal, you can change your vote either by filing with our Secretary at our principal executive offices at 2101 Webster St., Oakland, CA 94612, a written notice revoking your proxy card or by signing, dating and returning to us a new proxy card. We will honor the proxy card with the latest date. You may also revoke your proxy by attending the annual meeting and voting in person.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

     Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.

WHAT DO I DO IF MY SHARES ARE HELD IN "STREET NAME"?

     If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

HOW ARE VOTES COUNTED?

     We will hold the annual meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

     If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (so-called "broker nonvotes"), the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal. Broker nonvotes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any nonroutine proposal.

WHO PAYS FOR THIS PROXY SOLICITATION?

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                             STOCKHOLDER PROPOSALS

     To be included in the proxy statement and form of proxy relating to the annual meeting to be held in 2001, a stockholder proposal must be received by Kevin Ferrell, Chief Financial Officer and Secretary, Versata, Inc., 2101 Webster St., Oakland, CA 94612 no later than December 4, 2000.

                                PROPOSAL NO. 1:

                             ELECTION OF DIRECTORS

     We currently have authorized eight directors divided into three classes. At each annual meeting of stockholders, directors will be elected by the holders of common stock to succeed the directors whose terms are expiring. The three classes will be as nearly equal in number as possible, as determined by the board of directors, one class (Class I) to hold office initially for a term expiring at the annual meeting to be held in 2000, another class (Class II) to hold office initially for a term expiring at the annual meeting of stockholders held in 2001 and another class (Class III) to hold office initially for a term expiring at the annual meeting of stockholders to be held in 2002.

     At each annual meeting of stockholders, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Class I directors consists of Messrs. Wong and Rekhi whose terms will expire in 2000, Class II directors consists of Messrs. Morgenthaler, Feddersen and Bakshi whose terms will expire in 2001, and Class III directors consists of Messrs. Hewitt, Davoli and Larson whose terms will expire in 2002.

     Pursuant to our certificate of incorporation and bylaws, the board of directors expects to review the size of the board of directors from time to time, and if suitable outside candidates are available, the board may increase the size of the board of directors.

     A single class of directors is elected each year at the annual meeting. Subject to transition provisions, each director elected at each such meeting will serve for a term ending on the date of the third annual meeting of stockholders after his election or until his successor has been elected and duly qualified.

     Two directors are to be elected at this annual meeting to serve until the 2003 annual meeting, or until the successors are duly elected and qualified. If the nominee is unable or unwilling to serve as a director, the proxies may be voted for any substitute nominee designated by the present board of directors or the proxy holders to fill such vacancy, or the board of directors may be reduced in accordance with our bylaws. The board of directors has no reason to believe that the persons named will be unable or unwilling to serve as nominees or as directors if elected.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below.

     Set forth below is certain information concerning the nominees and the other incumbent directors:

DIRECTORS TO BE ELECTED AT THE 2000 ANNUAL MEETING

     Kanwal Rekhi. Mr. Rekhi has served as a director of Versata since 1995. Since 1994, Mr. Rekhi has been a mentor to and investor in early-stage technology companies. From March 1998 to September 1998, Mr. Rekhi served as Chief Executive Officer and Chairman of the Board of Cybermedia, a software company. Prior to 1994, Mr. Rekhi served as Executive Vice President and Chief Technology Officer at Novell. Mr. Rekhi holds an M.S. in Electrical Engineering from Michigan Technical University and a degree in Electrical Engineering from the Indian Institute of Technology in Bombay.

     Eugene Wong. Dr. Wong has served as a director of Versata since May 1998. Since 1997, Dr. Wong has served as a technical consultant and chief scientist to Versata. Dr. Wong has served as Professor Emeritus at the University of California on assignment with the National Science Foundation since June 1998. Dr. Wong acted as Associate Director of the office of Science and Technology Policy in the Bush White House from 1990 to 1993. Dr. Wong holds a B.S.E., an A.M., and a Ph.D., all in Electrical Engineering, all from Princeton University.

DIRECTORS WHOSE TERMS EXPIRE IN 2001

     Gary Morgenthaler. Mr. Morgenthaler has served as a director of Versata since 1997. Mr. Morgenthaler has been a general partner of Morgenthaler Ventures since 1989. Mr. Morgenthaler is a former Chairman of Illustra Information Technologies, Inc., a database applications company which he co-founded in 1992. From 1984 to 1988, Mr. Morgenthaler was Chairman and Chief Executive Officer of INGRES, a relational database management systems company which he co-founded. Mr. Morgenthaler is also a director of Nuance Communications, Inc. and a number of private companies. Mr. Morgenthaler holds a B.A. in International Relations from Harvard University.

     Naren Bakshi. Mr. Bakshi, a co-founder of Versata, has served as a director of Versata since 1995. He also served as President and Chief Executive Officer of Versata until 1997. Currently, he is Chairman of the Board and Executive Vice President of Xpede, a company he co-founded in 1998, a provider of e-commerce lending services to major financial institutions, and an advisor to TekEdge and 123SignUp. Mr. Bakshi also served in various management positions at TRW from 1980 to 1991. Mr. Bakshi has also served as Vice President of Information Services at Ameritrust Bank. Mr. Bakshi holds an M.S. in Industrial Engineering and an M.B.A. in Finance from the University of California, Berkeley.

     Donald W. Feddersen. Mr. Feddersen has served as a director of Versata since 1997. Mr. Feddersen has been a private investor since July 1997. From 1984 to July 1997, Mr. Feddersen was a General Partner of Charles River Ventures. Before joining Charles River Ventures, Mr. Feddersen was President and Chief Executive Officer at Applicon from 1978 to 1984. Mr. Feddersen is a director of Policy Management Systems Corporation. Mr. Feddersen holds a B.S. in Engineering from Purdue University and an M.B.A. from the University of Chicago.

DIRECTORS WHOSE TERMS EXPIRE IN 2002

     John A. Hewitt, Jr. Mr. Hewitt joined Versata in December 1995 as Vice President, Services, Chief Financial Officer and Secretary and became President and Chief Executive Officer in 1997. Mr. Hewitt has served as a director of Versata since June 1998. Prior to joining Versata, from 1982 to 1995, Mr. Hewitt served in several executive positions with TRW Financial Systems (TFS, formerly Teknekron Financial Systems), a commercial systems integration company. Prior to working with TFS, Mr. Hewitt served as the Chief Operating Officer of a Warren-King Energy Company, UnderSecretary and Chief Financial Officer, U.S. Department of Energy and Assistant Secretary Financial Management, U.S. Air Force. Mr. Hewitt holds a B.S. in Engineering Management from the USAF Academy where he graduated with distinction. Mr. Hewitt also holds an M.B.A. in Production Management from the University of California, Los Angeles.

     Robert Davoli. Mr. Davoli has served as a director of Versata since November 1999. Prior to becoming a director, Mr. Davoli served as a technical consultant to Versata from 1995. Since November 1995, Mr. Davoli has served as a general partner at Sigma, a venture capital firm. From February 1993 to September 1994, Mr. Davoli served as President and Chief Executive Officer of Epoch Systems, a software vendor. Previous to working with Epoch Systems, Mr. Davoli served as President and Chief Executive Officer of SQL Solutions, a services and tools provider for the relational database market. From 1990 to 1992, Mr. Davoli served as an executive officer of Sybase. Mr. Davoli is a director of Internet Security Systems, Inc. and Vignette Corporation. Mr. Davoli holds a B.A. in History from Ricker College and studied Computer Science at Northeastern University for two years.

     John W. Larson. Mr. Larson has served as a director of Versata since 1998. Mr. Larson has served as senior partner at the law firm of Brobeck, Phleger & Harrison LLP since March 1996. From 1988 until March 1996, Mr. Larson was Chief Executive Officer of the firm. He has been a partner with the firm since 1969, except for the period from July 1971 to September 1973 when he was in government service as Assistant Secretary of the United States Department of the Interior and Counselor to George P. Shultz, Chairman of the Cost of Living Council. Mr. Larson is a director of Sangamo Biosciences Inc., a biotechnology company and a number of private companies. Mr. Larson holds a B.A., with distinction, in Economics, and an L.L.B. from Stanford University.

     RECOMMENDATION OF THE BOARD OF DIRECTORS

     OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED ABOVE.

                     THE BOARD OF DIRECTORS AND COMMITTEES

     Our board of directors held twelve meetings during the fiscal year ended 1999. All directors attended or participated in more than 75% of the aggregate of (i) the total number of meetings of the board and (ii) the total number of meetings of the committees of the board of directors on which they served.

     The audit committee currently consists of three independent directors, Messrs. Feddersen, Larson and Morgenthaler. The Audit Committee met once during the fiscal year ended 1999. The audit committee reviews and supervises our financial controls, including the selection of our auditors, reviews our books and accounts, meets with our officers regarding our financial controls, acts upon recommendations of our auditors and takes further actions as the audit committee deems necessary to complete an audit of our books and accounts. The audit committee also performs other duties as may from time to time be determined.

     The compensation committee currently consists of three directors, Messrs. Morgenthaler, Feddersen and Rekhi. The Compensation Committee met three times during the fiscal year ended 1999. The compensation committee reviews and approves the compensation and benefits for our executive officers, administers our compensation and stock plans, makes recommendations to the board of directors regarding these matters and performs other duties as may from time to time be determined by the board.

DIRECTOR COMPENSATION

     We currently do not compensate any non-employee member of the board for their service as board members, except in some cases through the grant of stock options. Directors who are also employees do not receive additional compensation for serving as directors.

     Under our 2000 stock incentive plan, which was adopted by our board in November 1999 and was approved by the stockholders in February 2000, non-employee directors will receive automatic option grants covering 36,000 shares of common stock upon becoming directors and 12,000 shares of common stock on the date of each annual meeting of stockholders beginning in 2001. The 2000 stock incentive plan also contains a director fee option grant program. Should this program be activated in the future, each non-employee board member will have the opportunity to apply all or a portion of any annual retainer fee otherwise payable in cash to the acquisition of an option with an exercise price below the then fair market value of our shares. Non-employee directors will also be eligible to receive discretionary option grants and direct stock issuances under our 2000 stock incentive plan.

                                 OTHER MATTERS

     Our board of directors knows of no other business that will be presented at the annual meeting. If any other business is properly brought before the annual meeting, proxies in the enclosed form will be voted in respect thereof in accordance with the recommendation of the board of directors. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

                                   MANAGEMENT

OFFICERS, DIRECTORS

     The following table sets forth certain information regarding our executive officers and directors as of December 31, 1999.

                NAME                   AGE                           POSITION
                ----                   ---                           --------
John A. Hewitt, Jr...................  56     President, Chief Executive Officer and Director
Kevin Ferrell........................  52     Chief Financial Officer and Secretary
Val Huber............................  50     Vice President, Development and Chief Technology
                                              Officer
Peter Harrison.......................  36     Vice President, Sales
Michael DeVries......................  40     Vice President, Marketing
Michael Stangl.......................  33     Vice President, Professional Services
Gary Morganthaler(1)(2)..............  51     Chairman of the Board
Naren Bakshi.........................  56     Director
Robert Davoli........................  51     Director
Donald W. Feddersen(1)(2)............  65     Director
John W. Larson(1)....................  64     Director
Kanwal Rekhi(2)......................  53     Director
Eugene Wong..........................  64     Director

---------------
(1) Member of Audit Committee

(2) Member of Compensation Committee

     John A. Hewitt, Jr. Mr. Hewitt joined Versata in December 1995 as Vice President, Services, Chief Financial Officer and Secretary and became President and Chief Executive Officer in 1997. Mr. Hewitt has served as a director of Versata since June 1998. Prior to joining Versata, from 1982 to 1995, Mr. Hewitt served in several executive positions with TRW Financial Systems (TFS, formerly Teknekron Financial Systems), a commercial systems integration company. Prior to working with TFS, Mr. Hewitt served as the Chief Operating Officer of a Warren-King Energy Company, UnderSecretary and Chief Financial Officer, U.S. Department of Energy and Assistant Secretary Financial Management, U.S. Air Force. Mr. Hewitt holds a B.S. in Engineering Management from the USAF Academy where he graduated with distinction. Mr. Hewitt also holds an M.B.A. in Production Management from the University of California, Los Angeles.

     Kevin Ferrell. Mr. Ferrell joined Versata in November 1999 as Chief Financial Officer and Secretary. Prior to joining Versata, from March 1999 to November 1999, Mr. Ferrell served as Executive Vice President at EQE International, a risk management company. From September 1996 to March 1999, Mr. Ferrell served as a Managing Director in Investment Banking and Risk Management Advisory at Bankers Trust. From September 1994 to September 1996, Mr. Ferrell was Vice President and CFO at McKesson Corporation. From 1976 to 1994, Mr. Ferrell was an officer of BankAmerica Corporation serving in positions including Head of Treasury, Domestic and President of Seafirst Bank, a subsidiary of BankAmerica Corporation. Mr. Ferrell holds an A.B. in Mathematics and an M.B.A. in Finance and International Business from the University of California, Berkeley.

     Val Huber. Mr. Huber joined Versata in 1995 as Vice President, Development and Chief Technology Officer. Prior to joining Versata, from 1989 to 1994, Mr. Huber served as a lead architect on various technology projects at Sybase. Prior to working with Sybase, from 1980 to 1989, Mr. Huber served as Director of Business Computer Systems at Wang Labs. Mr. Huber holds a B.A. in Chemistry from Vanderbilt University.

     Peter Harrison. Mr. Harrison joined Versata in 1996 as Vice President, Sales. Prior to joining Versata, from 1990 to October 1996, Mr. Harrison co-founded Seer Technologies, a software company, and served as Vice President of Sales. Prior to working with Seer Technologies, from 1986 to 1990, Mr. Harrison served in various positions at Credit Suisse First Boston. Mr. Harrison holds a B.S. in Software Engineering from Birmingham University in the U.K.

     Michael DeVries. Mr. DeVries joined Versata in 1997 as Vice President, Marketing. Prior to joining Versata, from May 1996 to August 1997, Mr. DeVries served as Vice President of Marketing at Persistence Software. From January 1993 to April 1996, Mr. DeVries served as Vice President, Marketing, and Director of Production Management at Synon. Mr. DeVries holds a B.A. in Economics from the University of California, Santa Barbara.

     Michael Stangl. Mr. Stangl joined Versata in 1998 as Vice President, Professional Services. Prior to joining Versata, from 1992 to 1998, Mr. Stangl served in various positions, including Vice President, Professional Services, and Channel Sales Manager at Seer Technologies, a software company. Prior to working with Seer Technologies, Mr. Stangl served as a senior consultant with Andersen Consulting. Mr. Stangl holds a B.S. in Hotel Administration and an M.B.A. in Finance from Cornell University.

     Gary Morgenthaler. Mr. Morgenthaler has served as a director of Versata since 1997. Mr. Morgenthaler has been a general partner of Morgenthaler Ventures since 1989. Mr. Morgenthaler is a former Chairman of Illustra Information Technologies, Inc., a database applications company which he co-founded in 1992. From 1984 to 1988, Mr. Morgenthaler was Chairman and Chief Executive Officer of INGRES, a relational database management systems company which he co-founded. Mr. Morgenthaler is also a director of Nuance Communications, Inc. and a number of private companies. Mr. Morgenthaler holds a B.A. in International Relations from Harvard University.

     Naren Bakshi. Mr. Bakshi, a co-founder of Versata, has served as a director of Versata since 1995. He also served as President and Chief Executive Officer of Versata until 1997. Currently, he is Chairman of the Board and Executive Vice President of Xpede, a company he co-founded in 1998, a provider of e-commerce lending services to major financial institutions, and an advisor to TekEdge and 123SignUp. Mr. Bakshi also served in various management positions at TRW from 1980 to 1991. Mr. Bakshi has also served as Vice President of Information Services at Ameritrust Bank. Mr. Bakshi holds an M.S. in Industrial Engineering and an M.B.A. in Finance from the University of California, Berkeley.

     Robert Davoli. Mr. Davoli has served as a director of Versata since November 1999. Prior to becoming a director, Mr. Davoli served as a technical consultant to Versata from 1995. Since November 1995, Mr. Davoli has served as a general partner at Sigma, a venture capital firm. From February 1993 to September 1994, Mr. Davoli served as President and Chief Executive Officer of Epoch Systems, a software vendor. Previous to working with Epoch Systems, Mr. Davoli served as President and Chief Executive Officer of SQL Solutions, a services and tools provider for the relational database market. From 1990 to 1992, Mr. Davoli served as an executive officer of Sybase. Mr. Davoli is a director of Internet Security Systems, Inc. and Vignette Corporation. Mr. Davoli holds a B.A. in History from Ricker College and studied Computer Science at Northeastern University for two years.

     Donald W. Feddersen. Mr. Feddersen has served as a director of Versata since 1997. Mr. Feddersen has been a private investor since July 1997. From 1984 to July 1997, Mr. Feddersen was a General Partner of Charles River Ventures. Before joining Charles River Ventures, Mr. Feddersen was President and Chief Executive Officer at Applicon from 1978 to 1984. Mr. Feddersen is a director of Policy Management Systems Corporation. Mr. Feddersen holds a B.S. in Engineering from Purdue University and an M.B.A. from the University of Chicago.

     John W. Larson. Mr. Larson has served as a director of Versata since 1998. Mr. Larson has served as senior partner at the law firm of Brobeck, Phleger & Harrison LLP since March 1996. From 1988 until March 1996, Mr. Larson was Chief Executive Officer of the firm. He has been a partner with the firm since 1969, except for the period from July 1971 to September 1973 when he was in government service as Assistant Secretary of the United States Department of the Interior and Counselor to George P. Shultz, Chairman of the Cost of Living Council. Mr. Larson is a director of Sangamo Biosciences Inc., a biotechnology company and a number of private companies. Mr. Larson holds a B.A., with distinction, in Economics, and an L.L.B. from Stanford University.

     Kanwal Rekhi. Mr. Rekhi has served as a director of Versata since 1995. Since 1994, Mr. Rekhi has been a mentor to and investor in early-stage technology companies. From March 1998 to September 1998, Mr. Rekhi served as Chief Executive Officer and Chairman of the Board of Cybermedia, a software company. Prior to 1994, Mr. Rekhi served as Executive Vice President and Chief Technology Officer at Novell. Mr. Rekhi holds an M.S. in Electrical Engineering from Michigan Technical University and a degree in Electrical Engineering from the Indian Institute of Technology in Bombay.

     Eugene Wong. Dr. Wong has served as a director of Versata since May 1998. Since 1997, Dr. Wong has served as a technical consultant and chief scientist to Versata. Dr. Wong has served as Professor Emeritus at the University of California on assignment with the National Science Foundation since June 1998. Dr. Wong acted as Associate Director of the office of Science and Technology Policy in the Bush White House from 1990 to 1993. Dr. Wong holds a B.S.E., an A.M., and a Ph.D., all in Electrical Engineering, all from Princeton University.

     Our officers are elected by the board of directors on an annual basis and serve until their successors have been duly elected and qualified. There are no family relationships among any of the directors or executive officers of the Company.

                     COMPENSATION COMMITTEE INTERLOCKS AND
                             INSIDER PARTICIPATION

     The Compensation Committee of the board of directors was formed in July 1998, and the current members of the Compensation Committee are Messrs. Morgenthaler, Feddersen and Rekhi. None of the members of the compensation committee of the board of directors was at any time since the formation of Versata an officer or employee of Versata. No executive officer serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or our compensation committee of the board of directors.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth information concerning compensation earned during the fiscal year ended December 31, 1999 by our Chief Executive Officer and each of our four other most highly compensated executive officers for that fiscal year, referred to collectively in this prospectus as the named executive officers. In November 1999, Mr. Ferrell joined us as our Chief Financial Officer. His annualized salary for 1999 was $155,000. No individual who would otherwise have been includable in the table on the basis of salary and bonus earned during 1999 has resigned or otherwise terminated his or her employment during 1999.

     Annual compensation listed in the following table excludes other compensation in the form of perquisites and other personal benefits that constitutes the lesser of $50,000 or 10% of the total annual salary and bonus of each of the named executive officers in 1999. The options listed in the following table were originally granted under our 1997 stock option plan. These options have been incorporated into our new 2000 stock incentive plan, but will continue to be governed by their existing terms.

                                                                                     LONG-TERM
                                                                                    COMPENSATION
                                                            ANNUAL COMPENSATION      SECURITIES
                                                           ---------------------     UNDERLYING
         NAME AND PRINCIPAL POSITION(S)            YEAR    SALARY($)    BONUS($)      OPTIONS
         ------------------------------            ----    ---------    --------    ------------
John A. Hewitt...................................  1999    $180,000     $110,000      400,000
  President and Chief Executive Officer, and
     Secretary
Val Huber........................................  1999     145,000       64,000       75,000
  Vice President, Development and Chief
     Technology Officer
Peter Harrison...................................  1999     145,000       70,000       75,000
  Vice President, Sales
Michael DeVries..................................  1999     145,000       65,000       75,000
  Vice President, Marketing
Michael Stangl...................................  1999     145,000       54,000       75,000
  Vice President, Professional Services

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     The following table sets forth information regarding option grants to each of the named executive officers during the fiscal year ended December 31, 1999. No stock appreciation rights were granted to the named executive officers during the 1999 fiscal year.

     The potential realizable value is calculated assuming the fair market value of the common stock appreciates at the indicated rate for the entire term of the option and that the option is exercised and sold on the last day of its term at the appreciated price. The initial fair market value of the common stock is deemed to be $5.00 per share. Stock price appreciation from the initial $5.00 deemed fair value of 5% and 10% is assumed pursuant to the rules of the Securities and Exchange Commission. We can give no assurance that the actual stock price will appreciate over the term of the options at the assumed 5% and 10% levels or at any other defined level. Actual gains, if any, on stock option exercises will be dependent on the future performance of our common stock. Unless the market price of the common stock appreciates over the option term, no value will be realized from the option grants made to the named executive officers.

                    STOCK OPTION GRANTS IN FISCAL YEAR 1999

                                           PERCENT OF                               POTENTIAL REALIZABLE VALUE AT ASSUMED
                              NUMBER OR      TOTAL                                       ANNUAL RATES OF STOCK PRICE
                              SECURITIES    OPTIONS                                             APPRECIATION
                              UNDERLYING   GRANTED TO   EXERCISE OF                            FOR OPTION TERM
                               OPTIONS     EMPLOYEES    BASE PRICE    EXPIRATION   ---------------------------------------
            NAME              GRANTED(#)    IN 1999       ($/SH)         DATE          0%            5%            10%
            ----              ----------   ----------   -----------   ----------   -----------   -----------   -----------
John A. Hewitt, Jr..........   400,000        8.42%        $2.50       10/19/09    $1,000,000    $1,628,895    $2,593,742
Val Huber...................    75,000        1.58          2.50       10/19/09       187,500       305,418       486,327
Peter Harrison..............    75,000        1.58          2.50       10/19/09       187,500       305,418       486,327
Michael DeVries.............    75,000        1.58          2.50       10/19/09       187,500       305,418       486,327
Michael Stangl..............    75,000        1.58          2.50       10/19/09       187,500       305,418       486,327

     In 1999, we granted options to purchase up to a total of 4,752,250 shares to employees, directors and consultants under our 1997 stock option plan at exercise prices equal to the fair market value of our common stock on the date of grant, as determined in good faith by our board of directors.

     The options described in the above table were granted to the named executive officers on October 20, 1999. The options are immediately exercisable, but any shares purchased under these options that are not vested are subject to our right to repurchase the shares at the shares' option exercise price. This repurchase right lapses with respect to 12.5% of the option shares on April 19, 2000 and with respect to the remaining shares in equal monthly installments over the 42-month period following that date. All of the options will expire on October 19, 2009.

     In November 1999, in connection with his appointment as Chief Financial Officer, we granted Mr. Ferrell two stock options, each at an exercise price of $3.00 per share. The first option, for 400,000 shares, is immediately exercisable but any shares purchased under the option that are not vested are subject to our right to repurchase the shares at the shares' option exercise price. This repurchase right will lapse with respect to 12% of the option shares on May 28, 2000 and with respect to the remaining shares in equal monthly installments over the 44-month period following that date. The second option, for 50,000 shares, will become exercisable in full on January 28, 2005 but will be subject to acceleration and will become exercisable and vested as of December 31, 2000 if we attain our annual financial target for the 2000 fiscal year, as set forth in our operating plan for that year. Should we be acquired by merger or asset sale before December 31, 2000, the 50,000 option shares will immediately accelerate and become fully exercisable. The options will expire on November 28, 2009.

OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

     The following table sets forth information concerning the number and value of shares of common stock underlying the unexercised options held by the named executive officers as of December 31, 1999. The table also sets forth the value realized upon the exercise of stock options during 1999 which is calculated based on the fair market value of our common stock on the date of exercise, as determined by the board, less the exercise price paid for the shares. No stock appreciation rights were exercised during 1999 and no stock appreciation rights were outstanding as of December 31, 1999. The value of unexercised in-the-money options represents the positive spread between the exercise price of the stock options and the deemed fair market value of our common stock as of December 31, 1999, which our board of directors determined was $5.56 per share.

            AGGREGATED OPTION EXERCISES IN 1999 AND YEAR-END VALUES

                                                       NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                          SHARES                      UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                        ACQUIRED ON                     OPTIONS AT YEAR-END                YEAR-END
                         EXERCISE        VALUE      ---------------------------   ---------------------------
         NAME               (#)       REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
         ----           -----------   -----------   -----------   -------------   -----------   -------------
John A. Hewitt, Jr....    940,625       $    0        400,000        150,000      $1,224,000      $459,000
Val Huber.............    400,000        2,500         75,000         75,000         229,500       229,500
Peter Harrison........    148,900            0        251,100         60,000         768,366       183,600
Michael DeVries.......    355,000            0         75,000         75,000         229,500       229,500
Michael Stangl........    300,000            0         75,000         75,000         229,500       229,500

     The named executive officers exercised their options in June 1999 when the fair market value of our common stock, as determined in good faith by the board, was $0.20 per share.

     Shares purchased by the named executive officers in June 1999 which are not vested are subject to our right to repurchase those shares, at the shares' option exercise price, if the officer terminates service with us before vesting in his shares. As of December 31, 1999, Mr. Hewitt had vested in 548,225 of his 940,625 shares, Mr. Huber had vested in 290,400 of his 400,000 shares, Mr. Harrison had vested in all of his 148,900 shares, Mr. DeVries had vested in 164,400 of his 355,000 shares and Mr. Stangl had vested in 72,000 of his 300,000 shares.

     The number of shares exercisable by the named executive officers as of December 31, 1999 is equal to the number of vested option shares exercisable as of that date. In the case of certain of the outstanding options held by the named executive officers, the options may be exercised for all of the underlying option shares but any shares purchased under those options are subject to our right to repurchase the shares at the shares' option exercise price. The unvested option shares subject to those options are included in the above table in the number of option shares which are unexercisable as of December 31, 1999.

                              BENEFICIAL OWNERSHIP

     The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of June 30, 2000 by (i) all persons who are beneficial owners of five percent (5%) or more of our common stock, (ii) each director and nominee, (iii) the executive officers named in the Summary Compensation Table below, and (iv) all current directors and executive officers as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable.

     Unless otherwise indicated, the principal address of each of the stockholders below is c/o Versata, Inc., 2101 Webster Street, Oakland, California 94612. Except as otherwise indicated, and subject to applicable community property laws, except to the extent authority is shared by both spouses under applicable law, we believe the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them.

     Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable.

                                                               NUMBER OF      PERCENTAGE OF
                                                                 SHARES          SHARES
                                                              BENEFICIALLY    BENEFICIALLY
                  NAME OF BENEFICIAL OWNER                       OWNED            OWNED
                  ------------------------                    ------------    -------------
Morganthaler Venture Partners IV, L.P.(1)...................    5,715,749          13.9%
Entities Affiliated with The Goldman Sachs Group(2).........    2,468,434           6.0
Vulcan Ventures, Inc.(3)....................................    2,070,510           5.1
Charles River Partnership VII(4)............................    1,964,168           4.8
Entities Affiliated with Alta V Limited Partnership(5)......    1,789,890           4.4
Entities Affiliated with Hambrecht & Quist(6)...............    1,697,254           4.1
John A. Hewitt, Jr.(7)......................................    1,559,747           3.8
Val Huber(8)................................................      524,150           1.3
Peter Harrison(9)...........................................      462,000           1.1
Michael DeVries(10).........................................      467,500           1.1
Michael Stangl(11)..........................................      427,357           1.0
Kevin Ferrell(12)...........................................      501,350           1.2
Naren Bakshi(13)............................................      810,600           2.0
Donald Feddersen(4)(18).....................................    2,000,168           4.9
John W. Larson(14)..........................................       91,201             *
Gary Morganhalther(1)(18)...................................    5,751,749          14.0
Kanwal Rekhi(15)............................................      700,795           1.7
Eugene Wong(16).............................................      297,591             *
Robert Davoli(17)...........................................    1,802,124           4.4
All directors and executive officers as a group (13
  people)(19)...............................................   15,396,332          37.6%

---------------
  *  Less than 1% percent.

 (1) Principal address is 2730 Sand Hill Road, Suite 280, Menlo Park, CA 94025. Mr. Morgenthaler disclaims beneficial ownership of all of these shares except to the extent of his pecuniary interest in these shares. The general partner of Morganthaler Venture Partnership IV, L.P. is Morganthaler Management Partners IV, L.P. The general partners of Morganthaler Management Partners IV, L.P. are Gary Morganthaler, a director of Versata, David Morganthaler, Robert Pavey, Robert Bellas, Jr., and John Lutsi, who have dispositive and voting powers with respect to the shares held by Morganthaler Venture Partnership IV, L.P.

 (2) Principal address is 85 Broad Street, New York, NY 10004. Represents 2,221,591 shares of Series E preferred stock held by The Goldman Sachs Group and 246,843 shares of Series E preferred stock held by Stone Street Fund 2000, L.P.

 (3) Principal address is 110 110th Avenue, N.E., Suite 550, Bellevue, WA 98004.

 (4) Principal address is 83 Walnut Street, Wellesley, MA 02481. Mr. Feddersen disclaims beneficial ownership of the shares except to the extent of his pecuniary interest in these shares. The general partner of Charles River Partnership VII is Charles River VII, L.P. The general partners of Charles River VII, L.P., are Richard Burnes, Jr., Michael Zak and Ted Dintersmith who have dispositive and voting power with respect to the shares held by the Charles River Partnership VII.

 (5) Principal address is One Embarcadero Center, Suite 4050, San Francisco, CA 94111. Represents 1,771,276 shares of stock held by Alta V Limited Partnership and 18,614 shares of stock held by Customs House Partners. The general partner of Alta V Limited Partnership is Alta V Management Partners, L.P. The managing general partners of Alta V Management Partners, L.P. are Craig Burr, William Egan and Jean Deleage who have dispositive and voting power with respect to the shares held by the Alta V Limited Partnership.

 (6) Principal address is One Bush Street, San Francisco, CA 94104.

 (7) Includes 77,667 shares held by H&W Development Corp. and 38,442 shares held by H&R Development Corp. Mr. Hewitt disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in these shares. Includes 623,404 shares of common stock subject to Versata's right of repurchase. Subject to certain conditions, Mr. Hewitt's right to exercise all of his options free of the company's right of repurchase will accelerate and the company's right to repurchase any shares Mr. Hewitt has previously purchased upon exercise of stock options will terminate effective upon the appointment of a new Chief Executive Officer of the company.

 (8) Includes 75,000 shares of common stock issuable upon exercise of immediately exercisable options. Also includes 179,003 shares of common stock subject to Versata's right of repurchase.

 (9) Includes 75,000 shares of common stock issuable upon exercise of immediately exercisable options. Also includes 184,901 shares of common stock subject to Versata's right of repurchase.

(10) Includes 75,000 shares of common stock issuable upon exercise of immediately exercisable options. Also includes 248,001 shares of common stock subject to Versata's right of repurchase.

(11) Includes 75,000 shares of common stock issuable upon exercise of immediately exercisable options. Also includes 292,001 shares of common stock subject to Versata's right of repurchase.

(12) Includes 344,000 shares of common stock subject to Versata's right of repurchase.

(13) Includes 36,000 shares of common stock issuable upon exercise of immediately exercisable options. Also includes 34,000 shares of common stock subject to Versata's right of repurchase.

(14) Includes 30,000 shares of common stock subject to Versata's right of repurchase. Does not include 38,198 shares held by Brobeck, Phleger & Harrison LLP. Mr. Larson disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in these shares.

(15) Includes 377,498 shares held by the Rekhi Family Trust, 62,111 shares held by the Benjamin Rekhi Trust and 62,111 shares of the Raj-Ann Kaur Rekhi Trust of which Mr. Rekhi is a trustee. Mr. Rekhi disclaims beneficial ownership except to the extent of his pecuniary interest in these shares. Also includes 36,000 shares of common stock issuable upon exercise of immediately exercisable options. and 30,000 shares of common stock subject to Versata's right of repurchase.

(16) Includes 56,200 shares of common stock issuable upon exercise of immediately exercisable options.

(17) Includes 1,540,607 shares held by entities affiliated with Sigma Partners. Mr. Davoli disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in these shares. Also includes 21,000 shares of common stock issuable upon exercise of immediately exercisable options. and 9,445 shares of preferred stock subject to Versata's right of repurchase.

(18) Includes 36,000 shares of common stock issuable upon exercise of immediately exercisable options. Also includes 30,000 shares of common stock subject to Versata's right of repurchase.

(19) Includes 521,200 shares of common stock issuable upon exercise of immediately exercisable options.

                    REPORT OF THE COMPENSATION COMMITTEE OF
                             THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors establishes our general compensation policies, the compensation plans and the specific compensation levels for senior executives, including our named executive officers.

GENERAL COMPENSATION POLICIES

     The primary objectives of our executive compensation policies include the following:

     - To attract, motivate, and retain a highly qualified executive management team;

     - To link executive compensation to the Company's financial performance and to a lesser extent to individual management objectives established by the Committee;

     - To compensate executive management competitively with similarly situated technology companies; and

     - To create management incentives designed to enhance stockholder value.

     We compete in an aggressive and dynamic industry and, as a result, finding, motivating, and retaining quality employees, particularly senior managers, are key factors to our success. Our compensation philosophy seeks to align the interests of stockholders and management by tying compensation to our financial performance, either directly in the form of salary and bonuses paid in cash or indirectly in the form of appreciation of stock options.

CASH COMPENSATION

     We seek to provide cash compensation to our executive officers, including base salary and annual and quarterly cash bonuses, at levels that are commensurate with cash compensation of executives with comparable responsibility at similarly situated technology companies. Annual increases in base salary are determined on an individual basis developed from market data and a review of the officer's performance and contribution to various individual, departmental, and corporate objectives. Cash bonuses are intended to provide additional incentives to achieve such objectives.

STOCK OPTIONS

     Stock options are periodically granted to provide additional incentive to executives and other employees to maximize long-term total return to our stockholders. Stock options are a particularly strong incentive because they are valuable to employees only if the fair market value of our common stock increases above the exercise price. In addition, employees must remain employed by us for a fixed period of time in order for the options to vest fully. Options generally vest over a 50-month period to encourage option holders to continue in our employ.

     All of the options granted in the year ended December, 1999 were approved by the full Board of Directors based on recommendations of the Compensation Committee. In making its determinations, the Compensation Committee considers the executive's position at the Company, such executive's individual performance, the number of options held (if any) and the extent to which such options are vested, and any other factors that the committee may deem relevant.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The base salary of John A. Hewitt, Jr., our chief executive officer for 1999 and 2000, was determined by the Board of Directors, upon the recommendation of the Compensation Committee. John A. Hewitt, Jr. has served as the Company's president and chief executive officer since 1997. During 1999, Mr. Hewitt's base annual salary was $180,000. Mr. Hewitt's base annual salary effective April 1, 2000 is $225,000.

     Mr. Hewitt also was awarded cash bonuses for his performance in 1999 in the aggregate amount of $110,000. The bonuses paid to Mr. Hewitt were based primarily on achieving previously established financial objectives for the Company and on his personal performance. In addition, during 1999 Mr. Hewitt was granted stock options covering 400,000 shares of common stock, of which 12.5% vest in six months and the balance vests over the following 42 months.

     Based on a review of public company data, compensation data supplied by independent executive compensation research and consulting firms, and other relevant market data, the Compensation Committee believes that cash compensation currently paid to our chief executive officer is generally consistent with amounts paid to chief executive officers with similar responsibilities at similarly situated technology companies.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code limits the federal income tax deductibility of compensation paid to our chief executive officer and to each of the other four most highly-compensated executive officers. We may deduct such compensation only to the extent that during any fiscal year the compensation paid to such individual does not exceed $1 million or meet certain specified conditions (including stockholder approval). Based on the our current compensation plans and policies and proposed regulations interpreting this provision of the Code, we believe that, for the near future, there is little risk that we will lose any significant tax deduction for executive compensation.

                                          THE COMPENSATION COMMITTEE

                                          Gary Morgenthaler
                                          Kanwal Rekhi
                                          Donald W. Feddersen

                              COMPANY PERFORMANCE

     Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, the following information relating to the price performance of our common stock shall not be deemed "filed" with the Commission or "soliciting material" under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.

     Our registration statement covering our initial public offering became effective March 1, 2000 and our common stock began trading on the Nasdaq National Market on March 2, 2000. There was no public market for our common stock at the end of our last fiscal year. We have therefore omitted a performance comparison of our common stock for such period. We have never paid dividends on our common stock and have no present plans to do so.

                              CERTAIN TRANSACTIONS

     The following is a description of transactions since January 1, 1999 to which we have been a party and in which the amount involved exceeded $60,000 and any director, executive officer or security holder that we know who owns more than five percent of our capital stock during 1999 had or will have a direct or indirect material interest.

     In November 1999, Kevin Ferrell delivered a full-recourse promissory note to us in payment of 100,000 shares of Series F preferred stock we issued to him. The principal amount secured under the note is $556,000. The note bears interest at the rate of 7.00% per annum, compounded annually, and is secured by the purchased shares, and pledges of collateral. The principal balance will become due and payable in one lump sum on the third anniversary of the signing of the note. One half of Mr. Ferrell's base compensation is applied to servicing the note until paid in full.

     In June 1999, each of Messrs. Hewitt, Huber, Harrison, DeVries and Stangl delivered a full-recourse promissory note to us in payment of the exercise price of outstanding stock options they held under our 1994, 1996 and 1997 stock option plans. The principal amount secured under each note is as follows: Mr. Hewitt -- $189,663; Mr. Huber -- $77,500; Mr. DeVries -- $71,000; Mr.
Harrison -- $29,780; Mr. Stangl -- $60,000. In January 2000, Mr. Hewitt delivered a full recourse promissory note to us in payment of the exercise price of stock options held under our 1997 Stock Option Plan. The principal amount secured under the note is $1,015,000. In December 1999, Mr. Ferrell delivered a full-recourse promissory note to us in payment of the exercise price of 400,000 outstanding stock options under our 1997 stock option plan which he received upon joining us. The principal amount secured under the note is $1,200,000. Each note has a term of three years, bears interest at the rate of 7.00% per annum, compounded annually. The notes are each secured by pledges of the purchased shares to us and pledges of collateral which, together with the shares, have a value of twice the principal amount of each note. The shares and collateral underlying the pledges will be released from the pledges only as the principal balance of each note is paid down.

     Accrued interest becomes due on each anniversary of the signing of each note and the principal balance will become due and payable in one lump sum on the third anniversary of the signing of each note. However, the entire unpaid balance of the note will become due and payable upon termination of employment, failure to pay any installment of principal or interest when due or in the event we are acquired and receive cash or freely tradeable securities for our shares in the acquisition. None of the shares serving as security for the note may be sold unless the principal portion of the note attributable to those shares, together with the accrued interest on that principal portion, is paid to us.

     On November 30, 1999, December 27, 1999 and January 19, 2000, we issued a total of 3,185,929 shares of Series F preferred stock at a purchase price of $5.56 per share. Of the 3,185,929 shares of Series F preferred stock sold by us, a total of 2,701,319 shares were sold to the following executive officers, directors and greater than 5% stockholders of Versata and persons associated with them for a total purchase price of approximately $15.0 million:

                 NUMBER OF TOTAL PURCHASER                     SHARES      PURCHASE PRICE
                 -------------------------                    ---------    --------------
Rekhi Family Trust..........................................     53,696      $  298,550
Kevin Ferrell...............................................    100,000         556,000
Charles River Partnership VII...............................    140,164         779,312
Vulcan Ventures, Inc........................................    147,852         822,057
Entities affiliated with The Goldman Sachs Group............    182,720       1,015,923
Morgenthaler Venture Partners IV, L.P.......................    408,533       2,271,443
Entities affiliated with Sigma Partners.....................  1,540,607       8,565,700

Donald Feddersen, one of our directors, was a general partner of the Charles River Partnership VII. Gary Morgenthaler, our Chairman, is a general partner of Morgenthaler Venture Partners IV, L.P. Robert Davoli, one of our directors, is a general partner of Sigma Partners.

     On July 8, 1999, August 8, 1999 and October 8, 1999, we issued a total of 4,481,593 shares of Series E preferred stock at a purchase price of $3.50 per share. Of the 4,481,593 shares of Series E preferred stock sold by us, a total of 3,382,191 shares were sold to the following executive officers, directors and greater than 5% stockholders of Versata and persons associated with them for a total purchase price of approximately $11.8 million:

                 NUMBER OF TOTAL PURCHASER                     SHARES      PURCHASE PRICE
                 -------------------------                    ---------    --------------
Val Huber...................................................      4,360      $   15,260
Brobeck, Phleger & Harrison LLP.............................      7,143          25,000
Robert Davoli...............................................     14,538          50,882
John Larson.................................................     14,539          50,887
Michael Stangl..............................................     14,857          52,000
H&W Development Corp........................................     18,835          65,922
Wong Family Trust...........................................     29,685         103,896
H&R Development Trust.......................................     31,902         111,657
Rekhi Family Trust..........................................     73,661         257,812
Charles River Partnership VII...............................    126,324         442,133
Vulcan Ventures.............................................    156,843         549,301
Morgenthaler Venture Partners IV, L.P.......................    452,389       1,583,362
Entities affiliated with The Goldman Sachs Group............  2,285,714       7,999,999

Eugene Wong, one of our directors, is trustee of the Wong Family Trust. John A. Hewitt, Jr., our President, Chief Executive Officer and one of our directors, is general partner of H&W Development Corp. and H&R Development Corp. Kanwal Rekhi, one of our directors, is trustee of the Rekhi Family Trust. John Larson, one of our directors, is a partner of Brobeck, Phleger & Harrison LLP.

     On April 21, 1999, we issued promissory notes to purchasers in the total principal amount of $3,000,000 bearing interest at the rate per annum equal to the Bank of America prime rate, as it exists from time to time, plus 2%, compounded annually. We also issued warrants to purchase a total of 218,407 shares of Series E preferred stock at an exercise price of $3.50 exercisable on or prior to April 21, 2004. Immediately upon closing of the Series E preferred stock financing, the principal amount under the notes and accrued interest thereon automatically converted into shares of Series E preferred stock at $3.50 per share.

     Of the $3,000,000 principal amount of notes issued by us, a total principal amount of $1,995,000 and warrants to purchase a total of 145,324 shares of Series E preferred stock were issued to the following executive officers, directors and greater than 5% stockholders of Versata and persons associated with them:

                                                                              TOTAL PRINCIPAL
                                                                NUMBER           AMOUNT OF
                         PURCHASER                            OF WARRANTS    CONVERTIBLE NOTES
                         ---------                            -----------    -----------------
Val Huber...................................................     1,090            $15,000
Wong Family Trust...........................................     2,906             40,000
Robert Davoli...............................................     3,634             50,000
H&W Development Corp........................................     3,637             50,000
H&R Development Corp........................................     6,540             89,900
Rekhi Family Trust..........................................     7,301            100,000
Entities Affiliated with Alta V Limited Partnership.........    18,669            256,025
Charles River Partnership VII...............................    20,479            280,859
Vulcan Ventures.............................................    21,310            292,175
Morgenthaler Venture Partners IV, L.P.......................    59,758            821,041

     We have granted options and issued common stock to our executive officers and directors.

     We believe that all of the transactions set forth above were made on terms no less favorable to us than could have been otherwise obtained from unaffiliated third parties. All future transactions, including loans, if any, between us and our officers, directors and principal stockholders and their affiliates and any transactions between us and any entity with which our officers, directors or 5% stockholders are affiliated will be approved by a majority of the board of directors, including a majority of the independent and disinterested outside directors of the board of directors and will be on terms no less favorable to us than could be obtained from unaffiliated third parties.

  Relationships with Officers and Directors

     Naren Bakshi, one of our directors, is a co-founder, Chairman of the Board, Executive Vice President and a greater than 10% owner of Xpede, Inc., one of our customers. From January 1, 1999 to December 31, 1999, Xpede made purchases from us of approximately $458,000.

                             STOCKHOLDER PROPOSALS

     To be included in the proxy statement and form of proxy relating to the annual meeting to be held in 2001, a stockholder proposal must be received by Kevin Ferrell, Chief Financial Officer and Secretary, Versata, Inc., 2101 Webster St. Oakland, CA 94612, no later than December 4, 2000.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers and persons who own more than 10% of a registered class of our equity securities file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission. These officers, directors, and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) reports they file. We were not yet a reporting company under the Securities Exchange Act during fiscal 1999, and none of our officers, directors, or stockholders were required to make any filings.

                                 OTHER MATTERS

     Our board of directors knows of no other business that will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies in the enclosed form will be voted in respect thereof in accordance with the recommendation of the Board of Directors. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

     It is important that the proxies be returned promptly and that your shares be represented. You are urged to sign, date and promptly return the enclosed proxy card in the enclosed envelope.

                                          By Order of the Board of Directors,

                                          KEVIN FERRELL
                                          Chief Financial Officer and Secretary

Dated: August 14, 2000
Oakland, California

                                  VERSATA, INC.
                                      PROXY


                Annual Meeting of Stockholders, SEPTEMBER 6, 2000
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                  VERSATA, INC.


        The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held September 6, 2000 and the Proxy Statement and appoints John A. Hewitt, Jr. and Gary Morganthaler, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Versata, Inc. (the "Company") that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the Oakland Marriott, 1001 Broadway, Oakland, CA 94607 on Wednesday, September 6, 2000 at 2:00 p.m. local time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.


        The Board of Directors recommends a vote IN FAVOR OF the directors listed below and a vote IN FAVOR OF each of the listed proposals. This Proxy, when properly executed, will be voted as specified below. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE DIRECTORS LISTED BELOW AND IN FAVOR OF THE OTHER PROPOSALS.


        1. To elect directors to serve for a three-year term ending in the year 2003 or until the successors are duly elected and qualified;

                                                   WITHHOLD
                                                   AUTHORITY
                             FOR                   TO VOTE
   Kanwal Rekhi
                             ----------------      -----------
   Eugene Wong
                             ----------------      -----------

        2. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

Please print the name(s) appearing on each share certificate(s) over which you have voting authority:
                      --------------------------------------------------------
                                   (Print name(s) on certificate)

Please sign your name:                                 Date:
                      --------------------------------       -----------------
                         (Authorized Signature(s))